SECOND AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

                           Dated as of March 12, 1997


          THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of
March 12, 1997 amends the Loan and Security Agreement dated as of February 7, 1997 (as previously amended, the "Loan Agreement") among certain financial institutions, BANKAMERICA BUSINESS CREDIT, INC., as Agent (the "Agent"), MERCURY FINANCE COMPANY and certain other borrowers. Terms defined in the Loan Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

          WHEREAS, the Borrowers, the Agent and the Lenders have entered into the Loan Agreement which provides for the Lenders to make Loans to the Borrowers from time to time; and

          WHEREAS, the parties hereto desire to amend the Loan Agreement in certain respects as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

          SECTION 1 AMENDMENT. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the definition of "Stated Termination Date" in Section 1 of the Loan Agreement is hereby amended to state in its entirety as follows:

     "Stated Termination Date" means June 10, 1997, as such date may be extended pursuant to Section 4.2(b)."

          SECTION 2 REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Agent and the Lenders that (a) each warranty set forth in
Section 8 of the Loan Agreement as amended by this Second Amendment (as so amended, the "Amended Loan Agreement") is, or upon the effectiveness hereof will be, true and correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and no event has occurred or is continuing, or would result from the execution and delivery of this Second Amendment, which constitutes a Default or an Event of Default,
(b) the execution and delivery by the Borrowers of this Second Amendment and the performance by the Borrowers of their respective obligations under the Amended Loan Agreement (i) are within the corporate powers of the Borrowers, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approvals, or authorization of, or declaration or filing with, any Governmental Authority, (iv) do not require any consent of any other Person, except for those already duly obtained, including the consents with respect to the agreements listed on Schedule I hereto, and (v) do not and will not contravene or conflict with any provision of law or of the articles of incorporation or by-laws of any Borrower or of any indenture, loan agreement or other contract, order or decree which is binding upon any Borrower, (c) the Amended Loan Agreement is the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, and
(d) the Borrowers have paid the accrued and unpaid interest to creditors of the Borrowers under the agreements listed on Schedule I hereto including all amounts required as a condition to any consent referred to in clause (b)(iv), which amounts are set forth in full on Schedule II hereto.

          SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective, as of the day and year first above written, on such date (herein called the "Second Amendment Effective Date") when the Agent shall have received counterparts of this Second Amendment executed by all of the parties hereto and appropriate evidence of payment of the amount set forth in Schedule II.

          SECTION 4  MISCELLANEOUS.

          4.1  Waiver.  The Agent and the Lenders agree that nothing in Section
8.11 of the Loan Agreement shall prohibit the payment of the amounts set forth in Section 2(d) hereof. This agreement shall be limited to its terms and shall not constitute a waiver of any other rights that the Agent and the Lenders may have from time to time.

          4.2 Continuing Effectiveness, etc. As herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Second Amendment Effective Date, all references in the Loan Agreement to "Loan Agreement", "Agreement" or similar terms shall refer to the Amended Loan Agreement.

          4.3 Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Second Amendment.

          4.4 Governing Law. This Second Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

          4.5 Successors and Assigns. This Second Amendment shall be binding upon the Borrowers, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the respective successors and assigns of the Agent and the Lenders.

          Delivered at Chicago, Illinois, as of the day and year first above written.

                              MERCURY FINANCE COMPANY


                              By

                              Name:
                              Title:



                              MERCURY FINANCE CORPORATION OF ALABAMA
                              MERCURY FINANCE COMPANY OF ARIZONA
                              MERC FINANCE COMPANY OF CALIFORNIA
                              MERCURY FINANCE COMPANY OF COLORADO
                              MERCURY FINANCE COMPANY OF DELAWARE
                              MERCURY FINANCE COMPANY OF FLORIDA
                              MERCURY FINANCE COMPANY OF GEORGIA
                              MERCURY FINANCE COMPANY OF IDAHO
                              MERCURY FINANCE COMPANY OF ILLINOIS
                              MERCURY FINANCE COMPANY OF INDIANA
                              MERCURY FINANCE COMPANY OF IOWA
                              MERCURY FINANCE COMPANY OF KANSAS
                              MERCURY FINANCE COMPANY OF KENTUCKY
                              MERCURY FINANCE COMPANY OF LOUISIANA
                              MERCURY FINANCE COMPANY OF MICHIGAN
                              MERCURY FINANCE COMPANY OF MISSISSIPPI
                              MERCURY FINANCE COMPANY OF MISSOURI
                              MERCURY FINANCE COMPANY OF NEVADA
                              MERCURY FINANCE COMPANY OF NEW MEXICO
                              MERCURY FINANCE COMPANY OF NEW YORK
                              MERCURY FINANCE COMPANY OF NORTH CAROLINA
                              MERCURY FINANCE COMPANY OF OHIO
                              MFC FINANCE COMPANY OF OKLAHOMA
                              MERCURY FINANCE COMPANY OF OREGON
                              MERCURY FINANCE COMPANY OF PENNSYLVANIA
                              MERCURY FINANCE COMPANY OF SOUTH CAROLINA
                              MERCURY FINANCE COMPANY OF TENNESSEE
                              MFC FINANCE COMPANY OF TEXAS
                              MERCURY FINANCE COMPANY OF UTAH
                              MERCURY FINANCE COMPANY OF VIRGINIA
                              MERCURY FINANCE COMPANY OF WASHINGTON
                              MERCURY FINANCE COMPANY OF WISCONSIN
                              FILCO MARKETING COMPANY
                              MFC FINANCIAL SERVICES, INC.
                              GULFCO FINANCE COMPANY
                              GULFCO INVESTMENT, INC.
                              MIDLAND FINANCE CO.


                              By

                              Name:
                              Title:

BANKAMERICA BUSINESS CREDIT,
  INC., as a Lender and as the Agent


By
Name:
                Vice President